Accounts Receivable - net (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Accounts Receivable, Net, Current, Total	$ 49,832	$ 39,021
Trade Accounts Receivable [Member]
Accounts Receivable, Gross, Current	52,061	40,733
Allowance for doubtful accounts	(3,603)	(2,415)
Accounts Receivable, Net, Current, Total	48,458	38,318
Other Receivables [Member]
Accounts Receivable, Net, Current, Total	$ 1,374	$ 703